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                                                                    EXHIBIT 10.7


                   AMENDMENT TO REGISTRATION RIGHTS AGREEMENT

               This is an amendment (the "Amendment"), dated September 15, 1999, by and between CRESCENT INTERNATIONAL LIMITED (the "Investor"), an entity organized and existing under the laws of Bermuda, and FRANKLIN TELECOMMUNICATIONS CORP. (the "Company"), a corporation organized and existing under the laws of the State of California, to the Registration Rights Agreement (the "Agreement"), dated August 30, 1999, by and between the Investor and the Company. All capitalized terms used and not otherwise defined herein shall have the same meanings as when used in the Stock Purchase Agreement, dated August 30, 1999, by and between the Investor and the Company (the "Purchase Agreement").

               WHEREAS, pursuant to the terms of the Purchase Agreement, the Investor purchased and the Company issued and sold $1,000,000 worth of Common Stock on the Subscription Date;

               WHEREAS, pursuant to the terms of an amendment to the Purchase Agreement dated as of the date hereof (the "Purchase Agreement Amendment"), the Investor purchased and the Company issued and sold an additional $1,000,000 worth of Common Stock; and

               WHEREAS, the Investor and the Company desire to extend the date by which the Registrable Securities shall be registered for resale;

               NOW, THEREFORE, the parties agree as follows:

1. Section 1.1(a) of the Agreement is amended and restated in its entirety to read as follows:

               a. Filing of Registration Statements. The Company shall register for resale all Put Shares issued or issuable to the Investor pursuant to the Stock Purchase Agreement and all Warrant Shares issued or issuable upon full exercise of the Warrants. Subject to the terms and conditions of this Agreement, the Company shall effect such registration in the manner provided in either (i) or (ii) below.
        The Company shall file with the SEC either:

                      (i) on or before September 22, 1999, a registration statement (the "Initial Registration Statement") on such form promulgated by the SEC for which the Company qualifies, that counsel for the Company shall deem appropriate and which form shall be available for the sale of the shares of Common Stock purchased by the Investor through the Early Put (the "Initial Shares"), the Incentive Warrant Shares and the Early Put Warrant Shares. The aggregate number of shares to be registered under the Initial Registration Statement shall be equal to two hundred percent (200%) of the Initial Shares, plus the Incentive Warrant Shares. Prior to any subsequent put, the Company shall file with the SEC a registration statement (the "Subsequent Registration Statement" and together with the Initial Registration Statement, the "Registration Statements") on such form promulgated by the SEC for which the Company qualifies, that counsel for the Company shall deem appropriate and which form shall be available for the sale of the shares of Common Stock to be purchased by

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                      the Investor and any Warrant Shares which have not
                      previously been registered. The aggregate number of shares to be registered under the

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                      Subsequent Registration Statement shall be equal to 125%
                      of (X-Y)/Z, where X is the Maximum Commitment Amount, Y is the Investment Amount of the Early Put and Z is 92% of the Minimum Bid Price; or

                      (ii) on or before September 22, 1999, a registration statement (the "Combined Registration Statement") on such form promulgated by the SEC for which the Company qualifies, that counsel for the Company shall deem appropriate and which form shall be available for the sale of all Put Shares issued or issuable pursuant to the terms of the Stock Purchase Agreement and all Warrant Shares issued or issuable upon full exercise of the Warrants. The aggregate number of shares to be registered under the Combined Registration Statement shall be equal to 125% of (A/B)+C, where A is the Maximum Commitment Amount, B is 92% of the Minimum Bid Price and C is the number of Incentive Warrant Shares.

2. Section 1.1(b) of the Agreement is amended and restated in its entirety to read as follows:

               b. Effectiveness of the Registration Statements. The Company shall use its best efforts either: (i) to have the Initial Registration Statement declared effective by the SEC in no event later than ninety-seven (97) calendar days after the Subscription Date and to have the Subsequent Registration Statement declared effective by the SEC in no event later than 150 calendar days after the Subscription Date, or
        (ii) to have the Combined Registration Statement declared effective by the SEC in on event later than ninety-seven (97) calendar days after the Subscription Date. The Company shall ensure that all Registration Statements remain in effect for a period ending 180 days following the earlier of termination of the Commitment Period and termination of the Investor's obligations pursuant to Section 2.4 of the Stock Purchase Agreement; provided that such period shall be extended one day for each day after the applicable Effective Date, that any Registration Statement covering shares purchased by the Investor is not effective during the period such Registration Statement is required to be effective pursuant to this Agreement; and provided further that the Company shall not be required to ensure that any Registration Statement covering shares purchased by the Investor remain in effect for such 180 day period if the shares registered thereunder shall have become freely tradable pursuant to Rule 144(k) of the Securities Act or have otherwise been sold.

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        IN WITNESS WHEREOF, this Amendment has been entered into on the day and year first herein written.



                                       CRESCENT INTERNATIONAL LIMITED


                                       By: /s/ Maxi Brezzi   /s/ Omar A. Ali
                                           -------------------------------------
                                            Name:
                                            Title:



                                       FRANKLIN TELECOMMUNICATIONS CORP.


                                       By: Thomas Russell
                                           -------------------------------------
                                           Name: Thomas Russell
                                           Title: Chief Financial Officer